EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed by TD Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD Ameritrade Holding Corporation.

Dated: August 7, 2013	/s/ FREDRIC J. TOMCZYK
Fredric J. Tomczyk
President, Chief Executive Officer

Dated: August 7, 2013	/s/ WILLIAM J. GERBER
William J. Gerber
Executive Vice President,
Chief Financial Officer